UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2011
SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13251 (Commission File Number)	52-2013874 (I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 283-8000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
SLM Corporation held its 2011 Annual Meeting of Shareholders on May 19, 2011. At the meeting, the following proposals were submitted to a vote of our shareholders, with the voting results indicated below:
Proposal 1 — Election of Directors. Our shareholders elected the following 16 directors to hold office until the 2012 annual meeting of shareholders and until their successors have been duly elected or appointed.

				Broker
	For	Against	Abstain	Non-Votes
Ann Torre Bates	442,525,531	7,872,382	191,470	21,357,144
W. M. Diefenderfer III	446,222,564	4,183,684	183,135	21,357,144
Diane Suitt Gilleland	445,497,954	4,904,647	186,782	21,357,144
Earl A. Goode	446,363,705	4,033,787	191,891	21,357,144
Ronald F. Hunt	446,298,611	4,129,099	161,673	21,357,144
Albert L. Lord	442,796,643	7,456,984	335,756	21,357,144
Michael E. Martin	448,432,968	1,955,991	200,424	21,357,144
Barry A Munitz	445,379,010	4,991,433	218,940	21,357,144
Howard H. Newman	448,846,668	1,567,080	175,635	21,357,144
A. Alexander Porter, Jr.	445,768,259	4,676,785	144,339	21,357,144
Frank C. Puleo	448,726,223	1,605,384	257,776	21,357,144
Wolfgang Schoellkopf	443,723,441	6,697,605	168,337	21,357,144
Steven L. Shapiro	445,418,770	4,953,336	217,277	21,357,144
J. Terry Strange	447,651,848	2,748,790	188,745	21,357,144
Anthony P. Terracciano	447,927,843	2,474,440	187,100	21,357,144
Barry L. Williams	432,986,443	17,421,274	181,666	21,357,144
Proposal 2 — Advisory Vote on Executive Compensation. Our shareholders approved, by an advisory vote, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
440,734,595	6,138,972	3,715,816	21,357,144

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. Consistent with our Board of Directors’ recommendation, our shareholders approved, by an advisory vote, an annual advisory vote on compensation of our named executive officers. On May 19, 2011, following our annual meeting of shareholders, our Board of Directors determined to hold future advisory votes on the compensation of our named executive officers on an annual basis until we hold our next advisory vote on the frequency of such votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
417,203,154	4,611,913	26,746,926	2,027,390	21,357,144
Proposal 4 — Ratification of the Appointment of PricewaterhouseCoopers LLP. Our shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes
465,886,334	5,881,990	178,203	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: May 24, 2011	By:	/s/ Laurent C. Lutz
Laurent C. Lutz
Executive Vice President & General Counsel